Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., October 22, 2024 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2024.
For the three months ended September 30, 2024, net income was $65 million, or $0.64 per share, on revenues of $1.465 billion. For the three months ended September 30, 2023, net income was $96 million, or $0.90 per share, on revenues of $1.564 billion.
For the nine months ended September 30, 2024, net income was $197 million, or $1.91 per share, on revenues of $4.413 billion. For the nine months ended September 30, 2023, net income was $324 million, or $3.04 per share, on revenues of $4.920 billion.
“Revenues and earnings for the third quarter exceeded our expectations, driven by very strong results from Protiviti, which posted sequential and year-on-year revenue gains,” said M. Keith Waddell, president and chief executive of Robert Half. “While client budgets remain constrained and decision cycles extended, business confidence levels are improving, aided by continuing progress on inflation and the beginning of a global rate-cutting cycle. This is reflected in our most recent weekly sequential results, which have been stable and consistent for the past 12 to 14 weeks. We continue to be confident — both in our ability to weather the current climate and in our future growth prospects as the macro landscape improves.
“We would like to thank our people across the globe, whose efforts have made possible a number of new accolades. Most recently, Robert Half was named one of Fortune’s Best Workplaces in Consulting & Professional Services™, one of PEOPLE's Companies that Care® and one of the World’s Best Employers by Forbes. We also received five prestigious Academy of Interactive & Visual Arts w3 Awards for recent enhancements made to our Robert Half mobile app, highlighting our ongoing commitment to innovation,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 7836703.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on October 22 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ32024. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named Fortune® World’s Most Admired Companies™ and 100 Best Companies to Work For, and a Forbes Best Employer for Diversity.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s environmental, social, and governance and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, on representations reviewed or provided by third parties, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results, outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, on the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients, the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad based consulting, regulatory compliance, technology services, public sector or other high demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)

Service revenues	$1,465,004	$1,563,812	$4,413,465	$4,919,625
Costs of services	893,348	922,873	2,702,333	2,928,785

Gross margin	571,656	640,939	1,711,132	1,990,840

Selling, general and administrative expenses	510,786	496,732	1,533,213	1,590,865
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(29,230)	14,275	(88,339)	(41,363)
Amortization of intangible assets	305	720	913	2,162
Interest income, net	(5,391)	(7,131)	(16,990)	(17,276)
Income before income taxes	95,186	136,343	282,335	456,452
Provision for income taxes	29,735	40,798	85,027	132,610

Net income	$65,451	$95,545	$197,308	$323,842

Diluted net income per share	$0.64	$0.90	$1.91	$3.04

Weighted average shares:
Basic	102,175	105,340	103,034	105,950
Diluted	102,393	105,810	103,371	106,450

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$614,131	$676,588	$1,879,221	$2,175,812
Administrative and customer support	178,409	196,565	568,685	626,938
Technology	160,184	170,574	476,053	546,432
Elimination of intersegment revenues (1)	(122,321)	(100,630)	(351,601)	(341,228)
Total contract talent solutions	830,403	943,097	2,572,358	3,007,954
Permanent placement talent solutions	123,275	139,931	379,105	445,922
Protiviti	511,326	480,784	1,462,002	1,465,749
Total service revenues	$1,465,004	$1,563,812	$4,413,465	$4,919,625
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$25,844	3.1%	$58,475	6.2%	$114,108	4.4%	$241,937	8.0%
Permanent placement talent solutions	$12,187	9.9%	$19,055	13.6%	$40,190	10.6%	$64,612	14.5%
Protiviti	$52,069	10.2%	$52,402	10.9%	$111,960	7.7%	$134,789	9.2%

	September 30,
	2024	2023
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$570,466	$729,472
Accounts receivable, net	$885,401	$941,121
Total assets	$2,982,225	$3,021,050
Total current liabilities	$1,310,252	$1,276,278
Total stockholders’ equity	$1,473,835	$1,579,971

	Nine Months Ended September 30,
	2024	2023
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$38,713	$37,963
Capitalized cloud computing implementation costs	$22,879	$28,479
Capital expenditures	$42,012	$34,149
Open market repurchases of common stock (shares)	2,460	2,362

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Gross Margin
Contract talent solutions	$323,035	$375,158	$323,035	$375,158	38.9%	39.8%	38.9%	39.8%	$1,009,766	$1,197,419	$1,009,766	$1,197,419	39.3%	39.8%	39.3%	39.8%
Permanent placement talent solutions	123,004	139,681	123,004	139,681	99.8%	99.8%	99.8%	99.8%	378,353	445,051	378,353	445,051	99.8%	99.8%	99.8%	99.8%
Total talent solutions	446,039	514,839	446,039	514,839	46.8%	47.5%	46.8%	47.5%	1,388,119	1,642,470	1,388,119	1,642,470	47.0%	47.6%	47.0%	47.6%
Protiviti	125,617	126,100	131,707	123,255	24.6%	26.2%	25.8%	25.6%	323,013	348,370	340,690	355,621	22.1%	23.8%	23.3%	24.3%
Total	$571,656	$640,939	$577,746	$638,094	39.0%	41.0%	39.4%	40.8%	$1,711,132	$1,990,840	$1,728,809	$1,998,091	38.8%	40.5%	39.2%	40.6%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended September 30, 2024 and 2023:

	Three Months Ended September 30, 2024										Three Months Ended September 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$323,035	38.9%	$123,004	99.8%	$446,039	46.8%	$125,617	24.6%	$571,656	39.0%	$375,158	39.8%	$139,681	99.8%	$514,839	47.5%	$126,100	26.2%	$640,939	41.0%
Adjustments (1)	—	—	—	—	—	—	6,090	1.2%	6,090	0.4%	—	—	—	—	—	—	(2,845)	(0.6%)	(2,845)	(0.2%)
As Adjusted	$323,035	38.9%	$123,004	99.8%	$446,039	46.8%	$131,707	25.8%	$577,746	39.4%	$375,158	39.8%	$139,681	99.8%	$514,839	47.5%	$123,255	25.6%	$638,094	40.8%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the nine months ended September 30, 2024 and 2023:

	Nine Months Ended September 30, 2024										Nine Months Ended September 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,009,766	39.3%	$378,353	99.8%	$1,388,119	47.0%	$323,013	22.1%	$1,711,132	38.8%	$1,197,419	39.8%	$445,051	99.8%	$1,642,470	47.6%	$348,370	23.8%	$1,990,840	40.5%
Adjustments (1)	—	—	—	—	—	—	17,677	1.2%	17,677	0.4%	—	—	—	—	—	—	7,251	0.5%	7,251	0.1%
As Adjusted	$1,009,766	39.3%	$378,353	99.8%	$1,388,119	47.0%	$340,690	23.3%	$1,728,809	39.2%	$1,197,419	39.8%	$445,051	99.8%	$1,642,470	47.6%	$355,621	24.3%	$1,998,091	40.6%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Selling, General and Administrative Expenses
Contract talent solutions	$317,727	$306,503	$297,191	$316,683	38.3%	32.5%	35.8%	33.6%	$958,201	$985,967	$895,658	$955,482	37.2%	32.8%	34.8%	31.8%
Permanent placement talent solutions	113,421	119,376	110,817	120,626	92.0%	85.3%	89.9%	86.2%	346,282	384,066	338,163	380,439	91.3%	86.1%	89.2%	85.3%
Total talent solutions	431,148	425,879	408,008	437,309	45.2%	39.3%	42.8%	40.4%	1,304,483	1,370,033	1,233,821	1,335,921	44.2%	39.7%	41.8%	38.7%
Protiviti	79,638	70,853	79,638	70,853	15.6%	14.7%	15.6%	14.7%	228,730	220,832	228,730	220,832	15.6%	15.1%	15.6%	15.1%
Total	$510,786	$496,732	$487,646	$508,162	34.9%	31.8%	33.3%	32.5%	$1,533,213	$1,590,865	$1,462,551	$1,556,753	34.7%	32.3%	33.1%	31.6%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended September 30, 2024 and 2023:

	Three Months Ended September 30, 2024										Three Months Ended September 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$317,727	38.3%	$113,421	92.0%	$431,148	45.2%	$79,638	15.6%	$510,786	34.9%	$306,503	32.5%	$119,376	85.3%	$425,879	39.3%	$70,853	14.7%	$496,732	31.8%
Adjustments (1)	(20,536)	(2.5%)	(2,604)	(2.1%)	(23,140)	(2.4%)	—	—	(23,140)	(1.6%)	10,180	1.1%	1,250	0.9%	11,430	1.1%	—	—	11,430	0.7%
As Adjusted	$297,191	35.8%	$110,817	89.9%	$408,008	42.8%	$79,638	15.6%	$487,646	33.3%	$316,683	33.6%	$120,626	86.2%	$437,309	40.4%	$70,853	14.7%	$508,162	32.5%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the nine months ended September 30, 2024 and 2023:

	Nine Months Ended September 30, 2024										Nine Months Ended September 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$958,201	37.2%	$346,282	91.3%	$1,304,483	44.2%	$228,730	15.6%	$1,533,213	34.7%	$985,967	32.8%	$384,066	86.1%	$1,370,033	39.7%	$220,832	15.1%	$1,590,865	32.3%
Adjustments (1)	(62,543)	(2.4%)	(8,119)	(2.1%)	(70,662)	(2.4%)	—	—	(70,662)	(1.6%)	(30,485)	(1.0%)	(3,627)	(0.8%)	(34,112)	(1.0%)	—	—	(34,112)	(0.7%)
As Adjusted	$895,658	34.8%	$338,163	89.2%	$1,233,821	41.8%	$228,730	15.6%	$1,462,551	33.1%	$955,482	31.8%	$380,439	85.3%	$1,335,921	38.7%	$220,832	15.1%	$1,556,753	31.6%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three and nine months ended September 30, 2024 and 2023:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$95,186	6.5%	$136,343	8.7%	$282,335	6.4%	$456,452	9.3%
Interest income, net	(5,391)	(0.3%)	(7,131)	(0.4%)	(16,990)	(0.4%)	(17,276)	(0.3%)
Amortization of intangible assets	305	0.0%	720	0.0%	913	0.0%	2,162	0.0%
Combined segment income	$90,100	6.2%	$129,932	8.3%	$266,258	6.0%	$441,338	9.0%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2023			2024			2023			2024
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Finance and accounting	-11.0	-16.0	-17.2	-17.5	-13.6	-9.2	-10.8	-15.2	-17.8	-17.0	-13.5	-10.5
Administrative and customer support	-23.0	-21.5	-18.7	-8.9	-9.8	-9.2	-23.0	-21.2	-19.4	-8.3	-9.8	-10.8
Technology	-16.7	-21.3	-21.7	-18.6	-13.1	-6.1	-16.2	-20.0	-21.8	-17.8	-13.1	-7.6
Elimination of intersegment revenues (1)	-16.5	-24.2	-26.6	-10.3	1.4	21.6	-16.5	-23.8	-27.2	-9.9	1.3	19.4
Total contract talent solutions	-14.3	-17.3	-17.2	-16.7	-14.5	-11.9	-14.0	-16.4	-17.7	-16.2	-14.4	-13.2
Permanent placement talent solutions	-25.4	-23.3	-22.0	-20.4	-12.2	-11.9	-25.0	-22.5	-22.6	-19.8	-12.0	-13.2
Total talent solutions	-15.9	-18.1	-17.8	-17.2	-14.2	-11.9	-15.6	-17.3	-18.3	-16.7	-14.0	-13.2
Protiviti	-1.2	-6.0	-7.1	-6.1	-0.9	6.4	-1.0	-4.9	-7.5	-5.4	-0.9	4.5
Total	-12.0	-14.7	-14.7	-14.0	-10.2	-6.3	-11.7	-13.8	-15.2	-13.4	-10.1	-7.7

United States
Contract talent solutions	-16.0	-20.7	-20.5	-19.1	-15.7	-12.4	-15.9	-19.2	-20.3	-18.6	-15.8	-13.7
Permanent placement talent solutions	-26.2	-26.9	-22.6	-19.3	-11.5	-9.0	-26.1	-25.5	-22.5	-18.7	-11.7	-10.4
Total talent solutions	-17.4	-21.5	-20.7	-19.1	-15.2	-12.0	-17.2	-20.0	-20.6	-18.6	-15.3	-13.3
Protiviti	-2.4	-7.4	-7.3	-4.8	3.3	9.3	-2.3	-5.6	-7.2	-4.2	3.1	7.6
Total	-13.3	-17.5	-16.8	-14.9	-9.6	-5.2	-13.2	-15.9	-16.7	-14.3	-9.7	-6.7

International
Contract talent solutions	-7.6	-3.1	-4.4	-8.4	-10.0	-10.6	-6.2	-4.9	-7.5	-7.5	-9.4	-11.7
Permanent placement talent solutions	-23.4	-13.0	-20.6	-23.2	-13.8	-18.6	-21.9	-14.2	-22.8	-22.1	-13.0	-19.8
Total talent solutions	-10.6	-4.8	-7.2	-10.8	-10.7	-11.9	-9.2	-6.6	-10.1	-9.9	-10.0	-13.0
Protiviti	3.3	0.3	-6.1	-11.3	-16.2	-5.6	4.2	-1.5	-8.9	-10.1	-15.9	-8.1
Total	-7.0	-3.5	-6.9	-10.9	-12.2	-10.2	-5.8	-5.3	-9.8	-10.0	-11.6	-11.7
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Finance and accounting
As Reported	-11.0	-16.0	-17.2	-17.5	-13.6	-9.2
Billing Days Impact	0.1	1.6	0.1	0.7	-0.3	-1.5
Currency Impact	0.1	-0.8	-0.7	-0.2	0.4	0.2
As Adjusted	-10.8	-15.2	-17.8	-17.0	-13.5	-10.5

Administrative and customer support
As Reported	-23.0	-21.5	-18.7	-8.9	-9.8	-9.2
Billing Days Impact	0.1	1.4	0.2	0.8	-0.3	-1.5
Currency Impact	-0.1	-1.1	-0.9	-0.2	0.3	-0.1
As Adjusted	-23.0	-21.2	-19.4	-8.3	-9.8	-10.8

Technology
As Reported	-16.7	-21.3	-21.7	-18.6	-13.1	-6.1
Billing Days Impact	0.1	1.5	0.1	0.7	-0.3	-1.5
Currency Impact	0.4	-0.2	-0.2	0.1	0.3	0.0
As Adjusted	-16.2	-20.0	-21.8	-17.8	-13.1	-7.6

Elimination of intersegment revenues
As Reported	-16.5	-24.2	-26.6	-10.3	1.4	21.6
Billing Days Impact	0.1	1.4	0.1	0.7	-0.3	-1.9
Currency Impact	-0.1	-1.0	-0.7	-0.3	0.2	-0.3
As Adjusted	-16.5	-23.8	-27.2	-9.9	1.3	19.4

Total contract talent solutions
As Reported	-14.3	-17.3	-17.2	-16.7	-14.5	-11.9
Billing Days Impact	0.1	1.6	0.2	0.6	-0.3	-1.4
Currency Impact	0.2	-0.7	-0.7	-0.1	0.4	0.1
As Adjusted	-14.0	-16.4	-17.7	-16.2	-14.4	-13.2

Permanent placement talent solutions
As Reported	-25.4	-23.3	-22.0	-20.4	-12.2	-11.9
Billing Days Impact	0.1	1.5	0.1	0.7	-0.3	-1.4
Currency Impact	0.3	-0.7	-0.7	-0.1	0.5	0.1
As Adjusted	-25.0	-22.5	-22.6	-19.8	-12.0	-13.2

Total talent solutions
As Reported	-15.9	-18.1	-17.8	-17.2	-14.2	-11.9
Billing Days Impact	0.1	1.5	0.2	0.6	-0.2	-1.4
Currency Impact	0.2	-0.7	-0.7	-0.1	0.4	0.1
As Adjusted	-15.6	-17.3	-18.3	-16.7	-14.0	-13.2

Protiviti
As Reported	-1.2	-6.0	-7.1	-6.1	-0.9	6.4
Billing Days Impact	0.2	1.8	0.2	0.7	-0.3	-1.7
Currency Impact	0.0	-0.7	-0.6	0.0	0.3	-0.2
As Adjusted	-1.0	-4.9	-7.5	-5.4	-0.9	4.5

Total
As Reported	-12.0	-14.7	-14.7	-14.0	-10.2	-6.3
Billing Days Impact	0.2	1.6	0.1	0.7	-0.3	-1.4
Currency Impact	0.1	-0.7	-0.6	-0.1	0.4	0.0
As Adjusted	-11.7	-13.8	-15.2	-13.4	-10.1	-7.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Contract talent solutions
As Reported	-16.0	-20.7	-20.5	-19.1	-15.7	-12.4
Billing Days Impact	0.1	1.5	0.2	0.5	-0.1	-1.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-15.9	-19.2	-20.3	-18.6	-15.8	-13.7

Permanent placement talent solutions
As Reported	-26.2	-26.9	-22.6	-19.3	-11.5	-9.0
Billing Days Impact	0.1	1.4	0.1	0.6	-0.2	-1.4
Currency Impact	―	―	―	―	―	―
As Adjusted	-26.1	-25.5	-22.5	-18.7	-11.7	-10.4

Total talent solutions
As Reported	-17.4	-21.5	-20.7	-19.1	-15.2	-12.0
Billing Days Impact	0.2	1.5	0.1	0.5	-0.1	-1.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-17.2	-20.0	-20.6	-18.6	-15.3	-13.3

Protiviti
As Reported	-2.4	-7.4	-7.3	-4.8	3.3	9.3
Billing Days Impact	0.1	1.8	0.1	0.6	-0.2	-1.7
Currency Impact	―	―	―	―	―	―
As Adjusted	-2.3	-5.6	-7.2	-4.2	3.1	7.6

Total
As Reported	-13.3	-17.5	-16.8	-14.9	-9.6	-5.2
Billing Days Impact	0.1	1.6	0.1	0.6	-0.1	-1.5
Currency Impact	―	―	―	―	―	―
As Adjusted	-13.2	-15.9	-16.7	-14.3	-9.7	-6.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Contract talent solutions
As Reported	-7.6	-3.1	-4.4	-8.4	-10.0	-10.6
Billing Days Impact	0.6	1.8	0.1	1.5	-1.1	-1.6
Currency Impact	0.8	-3.6	-3.2	-0.6	1.7	0.5
As Adjusted	-6.2	-4.9	-7.5	-7.5	-9.4	-11.7

Permanent placement talent solutions
As Reported	-23.4	-13.0	-20.6	-23.2	-13.8	-18.6
Billing Days Impact	0.5	1.6	0.1	1.3	-1.0	-1.6
Currency Impact	1.0	-2.8	-2.3	-0.2	1.8	0.4
As Adjusted	-21.9	-14.2	-22.8	-22.1	-13.0	-19.8

Total talent solutions
As Reported	-10.6	-4.8	-7.2	-10.8	-10.7	-11.9
Billing Days Impact	0.6	1.7	0.2	1.4	-1.0	-1.6
Currency Impact	0.8	-3.5	-3.1	-0.5	1.7	0.5
As Adjusted	-9.2	-6.6	-10.1	-9.9	-10.0	-13.0

Protiviti
As Reported	3.3	0.3	-6.1	-11.3	-16.2	-5.6
Billing Days Impact	0.7	1.8	0.2	1.4	-1.0	-1.7
Currency Impact	0.2	-3.6	-3.0	-0.2	1.3	-0.8
As Adjusted	4.2	-1.5	-8.9	-10.1	-15.9	-8.1

Total
As Reported	-7.0	-3.5	-6.9	-10.9	-12.2	-10.2
Billing Days Impact	0.5	1.7	0.1	1.3	-1.0	-1.6
Currency Impact	0.7	-3.5	-3.0	-0.4	1.6	0.1
As Adjusted	-5.8	-5.3	-9.8	-10.0	-11.6	-11.7